Exhibit 99.1
Domo Announces First Quarter Fiscal 2024 Financial Results

Silicon Slopes, Utah - May 25, 2023 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2023.

Fiscal First Quarter Results
•Total revenue was $79.5 million, an increase of 7% year over year
•Subscription revenue was $71.1 million, an increase of 10% year over year
•Subscription revenue represented 89% of total revenue
•Billings were $70.3 million, a decrease of 4% year-over-year
•Remaining Performance Obligations (RPO) was $356.7 million as of April 30, 2023, an increase of 1% year over year
•RPO expected to be recognized as revenue in the next 12 months was $237.5 million as of April 30, 2023, an increase of 6% year over year
•Net cash provided by operating activities was $0.8 million
•GAAP subscription gross margin was 85%, an improvement of 2 percentage points from Q1 FY23
•Non-GAAP subscription gross margin was 86%, an improvement of 1 percentage point from Q1 FY23
•GAAP operating margin increased by 14 percentage points year over year
•Non-GAAP operating margin increased by 3 percentage points year over year
•GAAP net loss was $24.4 million, and GAAP net loss per share was $0.69, based on 35.2 million weighted-average shares outstanding
•Non-GAAP net loss was $6.1 million, and non-GAAP net loss per share was $0.17, based on 35.2 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $66.0 million as of April 30, 2023

“Domo helps companies of all sizes capitalize on the full potential of their data by empowering each employee to be a multiplier of business impact,” said Josh James, founder and CEO, Domo. “A relentless focus on customers is central to our plan to return to growth, and the feedback is extremely positive as we build momentum with businesses around the world. We have the right product, market opportunity and sales capacity to grow, and I am very confident in our future.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was named a Leader in Nucleus Research's 2023 Analytics Technology Value Matrix.

Exhibit 99.1
•Domo was the number one vendor in Dresner Advisory Services' 2023 Cloud Computing and Business Intelligence Market Study for the seventh consecutive year.
•Domo announced its sixth consecutive inclusion to the Women Tech Council (WTC) Shatter List, an annual recognition that showcases technology companies that are pushing towards breaking the glass ceiling for women in tech.

Business Outlook
Based on information available as of May 25, 2023, Domo is providing the following guidance for its second fiscal quarter and full year fiscal 2024:
Q2 Fiscal 2024
•Revenue is expected to be in the range of $78.5 million to $79.5 million
•Non-GAAP net loss per share is expected to be between $0.07 and $0.11 based on 35.9 million weighted-average shares outstanding
Full Year Fiscal 2024
•Revenue is expected to be in the range of $323.0 million to $330.0 million
•Non-GAAP net loss per share is expected to be between $0.27 and $0.39 based on 36.1 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2024 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/KXmAAKYw. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) June 8, 2023.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

Exhibit 99.1

For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, and proceeds from shares issued in connection with the employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information

Exhibit 99.1
regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding our future, expectations for RPO in the next 12 months, our financial outlook for our second fiscal quarter and full fiscal year 2024, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 27, 2023 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023 expected to be filed with the SEC on or about June 9, 2023. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2022	2023
Revenue:
Subscription	$64,575	$71,090
Professional services and other	9,889	8,368
Total revenue	74,464	79,458
Cost of revenue:
Subscription (1)	10,667	10,612
Professional services and other (1)	6,994	7,957
Total cost of revenue	17,661	18,569
Gross profit	56,803	60,889

Operating expenses:
Sales and marketing (1), (3)	45,587	43,162
Research and development (1)	23,191	23,435
General and administrative (1), (2), (3)	16,660	14,001
Total operating expenses	85,438	80,598
Loss from operations	(28,635)	(19,709)

Other expense, net (1)	(4,065)	(4,495)
Loss before income taxes	(32,700)	(24,204)
Provision for income taxes	188	199
Net loss	$(32,888)	$(24,403)

Net loss per share (basic and diluted)	$(0.99)	$(0.69)
Weighted-average number of shares (basic and diluted)	33,295	35,222

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$731	$618
Professional services and other	468	479
Sales and marketing	8,075	6,730
Research and development	7,004	4,975
General and administrative	8,805	3,508
Other expense, net	181	162
Total stock-based compensation expenses	$25,264	$16,472

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20

(3) Includes executive officer severance, as follows:
Sales and marketing	$—	$443
General and administrative	—	1,328
Total executive officer severance	$—	$1,771

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2023	2023
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$66,500	$65,988
Accounts receivable, net	78,958	56,890
Contract acquisition costs	15,908	15,694
Prepaid expenses and other current assets	7,447	8,441
Total current assets	168,813	147,013

Property and equipment, net	21,375	22,160
Right-of-use assets	15,255	14,406
Contract acquisition costs, noncurrent	22,299	20,906
Intangible assets, net	2,794	2,774
Goodwill	9,478	9,478
Other assets	2,102	2,453
Total assets	$242,116	$219,190

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$12,120	$12,452
Accrued expenses and other current liabilities	49,306	39,656
Lease liabilities	4,905	4,912
Current portion of deferred revenue	182,273	173,646
Total current liabilities	248,604	230,666

Lease liabilities, noncurrent	15,271	14,101
Deferred revenue, noncurrent	3,609	3,077
Other liabilities, noncurrent	12,425	12,741
Long-term debt	108,607	109,774
Total liabilities	388,516	370,359

Commitments and contingencies

Stockholders' deficit:
Common stock	35	35
Additional paid-in capital	1,183,921	1,203,375
Accumulated other comprehensive loss	(322)	(142)
Accumulated deficit	(1,330,034)	(1,354,437)
Total stockholders' deficit	(146,400)	(151,169)
Total liabilities and stockholders' deficit	$242,116	$219,190

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2022	2023
Cash flows from operating activities
Net loss	$(32,888)	$(24,403)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,607	1,491
Non-cash lease expense	1,198	1,149
Amortization of contract acquisition costs	4,312	4,568
Stock-based compensation	25,264	16,472
Other, net	920	1,517
Changes in operating assets and liabilities:
Accounts receivable, net	17,515	22,068
Contract acquisition costs	(3,203)	(3,073)
Prepaid expenses and other assets	(5,803)	(1,397)
Accounts payable	8,085	1,490
Operating lease liabilities	(502)	(1,597)
Accrued and other liabilities	(14,186)	(8,298)
Deferred revenue	(1,538)	(9,159)
Net cash provided by operating activities	781	828

Cash flows from investing activities
Purchases of property and equipment	(1,937)	(3,576)
Net cash used in investing activities	(1,937)	(3,576)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	1,563	2,032
Proceeds from exercise of stock options	724	—
Net cash provided by financing activities	2,287	2,032
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(697)	204
Net increase (decrease) in cash, cash equivalents, and restricted cash	434	(512)
Cash, cash equivalents, and restricted cash at beginning of period	83,561	66,500
Cash, cash equivalents, and restricted cash at end of period	$83,995	$65,988

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2022	2023
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$64,575	$71,090
Cost of revenue:
Subscription	10,667	10,612
Subscription gross profit on a GAAP basis	53,908	60,478
Subscription gross margin on a GAAP basis	83%	85%

Stock-based compensation	731	618
Subscription gross profit on a non-GAAP basis	$54,639	$61,096
Subscription gross margin on a non-GAAP basis	85%	86%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$85,438	$80,598
Stock-based compensation	(23,884)	(15,213)
Amortization of certain intangible assets	(20)	(20)
Executive officer severance	—	(1,771)
Total operating expenses on a non-GAAP basis	$61,534	$63,594

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(28,635)	$(19,709)
Stock-based compensation	25,083	16,310
Amortization of certain intangible assets	20	20
Executive officer severance	—	1,771
Operating loss on a non-GAAP basis	$(3,532)	$(1,608)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(38)%	(25)%
Stock-based compensation	33	21
Executive officer severance	—	2
Operating margin on a non-GAAP basis	(5)%	(2)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(32,888)	$(24,403)
Stock-based compensation	25,264	16,472
Amortization of certain intangible assets	20	20
Executive officer severance	—	1,771
Net loss on a non-GAAP basis	$(7,604)	$(6,140)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.99)	$(0.69)
Stock-based compensation	0.76	0.47
Executive officer severance	—	0.05
Net loss per share on a non-GAAP basis	$(0.23)	$(0.17)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2022	2023
Billings:
Total revenue	$74,464	$79,458
Add:
Deferred revenue (end of period)	167,091	173,646
Deferred revenue, noncurrent (end of period)	2,126	3,077
Less:
Deferred revenue (beginning of period)	(168,335)	(182,273)
Deferred revenue, noncurrent (beginning of period)	(2,420)	(3,609)
Decrease in deferred revenue (current and noncurrent)	(1,538)	(9,159)
Billings	$72,926	$70,299

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$781	$828
Proceeds from shares issued in connection with employee stock purchase plan	1,563	2,032
Purchases of property and equipment	(1,937)	(3,576)
Adjusted free cash flow	$407	$(716)